UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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AGEAGLE AERIAL SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AGEAGLE AERIAL SYSTEMS INC.

117 S. 4th Street

Neodesha, Kansas 66757

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held December 28, 2018

TO THE STOCKHOLDERS OF AGEAGLE AERIAL SYSTEMS INC.:

The Annual Meeting of the stockholders (the “Annual Meeting”) of AgEagle Aerial Systems Inc., a Nevada corporation (the “Company”), will be held on December 28, 2018, at 9:00 a.m., local time, at 1415 Park Avenue West, Denver, CO 80205, for the following purposes:

(1)       To elect five directors;

(2)       To ratify the appointment of D. Brooks and Associates CPA’s, P.A., as the Company’s independent accountants, for the fiscal year ending December 31, 2018; and

(3)       To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Bret Chilcott
Bret Chilcott
Chairman of the Board

Dated: November 29, 2018

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting

To Be Held December 28, 2018.

The proxy statement and the Company’s 2017 annual report to stockholders are available at Company’s website, www.ageagle.com.

 IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions on the enclosed proxy card to vote your proxy by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone.

AGEAGLE AERIAL SYSTEMS INC.

117 S. 4th Street

Neodesha, Kansas 66757

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held December 28, 2018

PROXY SOLICITATION

The Company is soliciting proxies on behalf of the Board of Directors in connection with the Annual Meeting of stockholders on December 28, 2018 and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Proxies also may be solicited through the mails or direct communication with certain stockholders or their representatives by officers, directors, or employees of the Company, who will receive no additional compensation therefor.

December 6, 2018 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders.

RECENT DEVELOPMENTS

As disclosed in the Company’s Current Report on Form 8-K filed on March 29, 2018, on March 26, 2018, EnerJex Resources, Inc. (“EnerJex” or the “Pre-Merger Company”), a Nevada corporation, consummated the transactions contemplated by that certain Agreement and Plan of Merger dated October 19, 2017, pursuant to which AgEagle Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of EnerJex, merged with and into AgEagle Aerial Systems, Inc., a privately held company organized under the laws of the state of Nevada (“AgEagle Sub”), with AgEagle Sub surviving as a wholly-owned subsidiary of EnerJex (the “Merger”). In connection with the Merger, EnerJex changed its name to AgEagle Aerial Systems Inc. and AgEagle Sub changed its name to “Eagle Aerial Systems, Inc.” As a result of the Merger, at times we refer to AgEagle and its subsidiary, AgEagle Sub, as the “Company” or the “Post-Merger Company.”

Certain information contained in this proxy statement with respect to fiscal year 2017 disclosures is referring to EnerJex prior to the Merger. To the extent relevant and applicable, we have also included certain information in the proxy statement with respect to fiscal year 2017 disclosures about AgEagle Sub, the private operating company pre-Merger, for fiscal year 2017. Throughout this proxy statement, as applicable, we refer to AgEagle and its subsidiary, AgEagle Sub, as the “Company” or the “Post-Merger Company.”)

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GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of November 19, 2018, the record date for the Annual Meeting, the Company had outstanding 11,606,248 shares of common stock, par value $0.001 per share (the “Common Stock”), being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

Voting Procedures; Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided or by telephone by following the instructions on the form of proxy. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Abstentions and broker non-votes have no effect on the proposals being voted upon

You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Secretary, AgEagle Aerial Systems Inc., 117 South 4th Street, Neodesha, Kansas 66757, or by voting a subsequent proxy or in person at the meeting.

Attending the Meeting

You may obtain directions to the meeting at http://www.ageagle.com or by writing to the Company at the above address, ATTN: Secretary, AgEagle Aerial Systems Inc., 117 South 4th Street, Neodesha, Kansas 66757. If you attend the meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Common Stock, as of November 19, 2018, the record date of the meeting, by each of the Company’s nominees for director, and executive officers; all executive officers and directors as a group, and each person known to the Company to own beneficially more than 5% of the Common Stock. Except as otherwise noted, the persons identified have sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent of Class

Bret Chilcott Chairman of the Board, President and Nominee Director	5,800,321	49.98%

Barrett Mooney Chief Executive Officer(3)	75,000	*

Nicole Fernandez-McGovern Chief Financial Officer(3)	209,401	1.80%

Grant Begley Nominee Director(3)	69,715	*

Thomas Gardner Nominee Director(3)	134,420	1.16%

Scott Burell Director(3)(4)	69,715	*

Corbett Kull Nominee Director(3)	14,781	*

All Directors and Executive Officers as a Group (seven persons)	6,373,354	54.91%
GreenBlock Capital, LLC 420 Royal Palm Way Palm Beach, Florida 33480(5)	846,568	7.29%

Alpha Capital Anstalt Pradafant 7, Furstentums 9490 Vaduz, Liechtenstein(6)	1,006,236	9.99%

* Less than one percent.

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(1)	Unless otherwise indicated, such individual’s address is c/o AgEagle Aerial Systems Inc., 117 South 4th Street, Neodesha, Kansas 66757.
(2)	The persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from November 19, 2018, the record date of the meeting, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of November 19, 2018.
(3)	All shares are comprised of options that have vested or will vest within 60 days.
(4)	Mr. Burell resigned on November 21, 2018.
(5)	Excludes options to purchase 207,055 shares of Common Stock which are subject to vesting and ownership limitation provisions. Mr. Chris Spencer, a Partner of GreenBlock Capital, LLC, has sole investment and voting power with respect to the shares. The address for GreenBlock Capital, LLC is 420 Royal Palm Way, Palm Beach, Florida 33480. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G, dated March 26, 2018.
(6)	As of the date hereof, Alpha owns 38,109 shares of Common Stock and owns 5,000 shares of Series C Preferred Stock, which are currently convertible into 3,265,361 shares of Common Stock. The table includes only 1,006,236 of the shares of Common Stock that Alpha is deemed to beneficially own because under the terms of the Series C Certificate of Designation, the holder thereof may not own in excess of 9.99% of the Company’s voting (i.e., common) stock.

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PROPOSAL 1

ELECTION OF DIRECTORS

Effective as of the closing date of the Merger, all of the EnerJex executive officers and directors resigned from their positions with EnerJex, and the officers and directors of AgEagle Sub were appointed to serve as officers and directors of the Post-Merger Company. EnerJex’s named executive officers for the fiscal years ended December 31, 2017 and 2016 are no longer current executive officers of the Company. As a result, and for ease of reference we have included separate executive compensation sections to reflect the prior years’ compensation for the EnerJex executive officers and directors and for the Post-Merger Company executive officers and directors. Only the Post-Merger Company directors are being nominated for election.

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting at which time their successors have been elected and qualified. Directors are elected by a plurality of votes cast. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with the Company; other directorships held in last five years	Has served as the Company director since
Bret Chilcott	57	Chairman of the Board, President and Secretary	April 2014
Grant Begley(1)(2)(3)	65	Director	June 2016
Louisa Ingargiola(1)(2)(3)	51	Director	November 2018
Thomas Gardner(1)(2)(3)	43	Director	June 2016
Corbett Kull	50	Director	July 2018

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

Bret Chilcott. Mr. Chilcott has served as a member of the Board of Directors of the Company and as President since the inception of the Company in April 2014 and had served as Chief Executive Officer from February 2016 to July 18, 2018. As of July 18, 2018, Mr. Chilcott stepped down as Chief Executive Officer and currently serves as President, Secretary and Chairman of the Board of the Directors. The path to the Company started when Mr. Chilcott established his advanced composite manufacturing company, Solutions by Chilcott, LLC, whose manufacturing processes led the way to the initial fixed wing design of the Company. Previously, Mr. Chilcott spent over 12 years with Cobalt Boats in Neodesha, Kansas, where he held a variety of positions from Director of Product Development and Engineering to Director of Sales and Marketing. In those positions, he was responsible for developing strategic product plans for the company as well as the management of regional sales managers. Prior to Cobalt Boats, Mr. Chilcott also spent a number of years working at the Cessna Aircraft Company and Snap-on Tools. It was at Snap-on Tools, acting as a national accounts manager, that Mr. Chilcott first established his blueprint for a dealer network, a model which he carried over successfully to the Company when the Company began selling its product. Mr. Chilcott graduated from Kansas Community College in 1982 with a degree in Sales and Marketing. The Company believes that Mr. Chilcott’s background and experience in composite parts manufacturing provides him with a broad familiarity of the range of issues confronting the Company in the market, which makes him a qualified member of our board.

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Grant Begley. Mr. Begley has served as a member of the Board of Directors of the Company since June 2016. Since July 2011, Mr. Begley has served as President of Concepts to Capabilities Consulting LLC, which advises global executive clients on competitive positioning and performance in aerospace. From August 2010 to September 2011, Mr. Begley was Corporate Senior Vice President for Alion Science and Technology. Prior to Alion, Mr. Begley served as Pentagon Senior Advisor to the Office of the Under Secretary of Defense, for Unmanned Systems, advising on critical issues and leading development of DoD’s 2011 Unmanned Systems Roadmap. Mr. Begley’s career includes defense industry leadership positions for the development of advanced capabilities with Raytheon and Lockheed Martin where he initiated and led cross-corporation unmanned systems and robotics successes. Mr. Begley served in the United States Navy for 26 years, where his duties included operational assignments flying fighter aircraft, designated Top Gun, followed by acquisition assignments for the development and management of next generation manned and unmanned aircraft systems, weapon systems and joint executive acquisition assignments. Mr. Begley holds Master’s degrees in Aerospace and Aeronautic Engineering from the Naval Post-Graduate School and a Bachelor’s degree in General Engineering from the U.S. Naval Academy. The Company believes that Mr. Begley’s 20 plus years of experience as a UAV industry expert, focused on UAV technologies, regulations and commercial applications, will be an invaluable resource to the Board of Directors.

Louisa Ingargiola. Ms. Ingargiola has served as a member of the Board of Directors of the Company since November 27, 2018. In 1990, Ms. Ingargiola joined Boston Capital Partners as an Investment Advisor in their Limited Partnership Division. In this capacity, she worked with investors and partners to report investment results, file tax forms, and recommend investments. In 1992, Ms. Ingargiola joined MetLife Insurance Company as a Budget and Expense Manager. In this capacity she managed a $30 million annual budget. Her responsibilities included budget implementation, expense and variance analysis and financial reporting. From 2007 through 2016, Ms. Ingargiola served as the Chief Financial Officer at MagneGas Corporation (Nasdaq: MNGA) and continues to serve as a director. Ms. Ingargiola currently serves as C.F.O. of Avalon-Globocare (NASDAQ:AVCO) and ass the Audit Committee Chair of FTE Networks, Inc. (NYSE:FTNW) and Electra Meccanica (NASDAQ:SOLO) where she has helped manage over $200 Million in equity and debt financing. Ms. Ingargiola also serves as a Director of The JBF Foundation Worldwide, a 501(c)(3) non-profit. Ms. Ingargiola graduated in 1989 from Boston University with a Bachelor’s degree in Business Administration and a concentration in Finance. In 1996, she received her MBA in Health Administration from the University of South Florida.

Thomas Gardner. Mr. Gardner has served as a member of the Board of Directors since June 2016 and he and his firm has been engaged as a consultant to the Company. Since May 2010, Mr. Gardner has served as COO and Director at NeuEon, Inc., a technology advisory consulting firm, where he oversees operations and provides strategic technology and business guidance to select clients. Mr. Gardner has extensive experience in the areas of business and technology leadership across many industries, including financial services, manufacturing, telecommunications and consumer goods. Within these sectors, Mr. Gardner has specific expertise in the areas of process improvement, digitization and standardization, mergers and acquisitions, system implementations, enterprise resource planning and work-force optimization. Mr. Gardner holds a dual Bachelor of Science in Accounting and Management from Bryant University. The Company believes that Mr. Gardner’s experience as a data analytics expert, along with his strategic technology and business expertise, brings a unique perspective to the Board of Directors.

Corbett Kull. Mr. Kull has served as a member of the Board of Directors of the Company since July 2018. Since December 8, 2014, Mr. Kull has served as senior director of marketing for The Climate Corporation, a subsidiary of Monsanto (now Bayer), which provides software, hardware and insurance products to farmers worldwide. Prior to his role at The Climate Corporation, in 2013. Kull co-founded 640 Labs, an agribusiness that leveraged the power of analytics, mobile technologies and cloud computing to help farmers capture and store in-field data. In December 2014, he sold 640 Labs to The Climate Corporation. Kull received his Master in Business Administration, with an emphasis in Marketing, from the Illinois Institute of Technology. He earned Bachelors of Science in Electrical Engineering from Rose-Hulman Institute of Technology. The Company believes that Mr. Kull’s business expertise regarding analytics, mobile technologies and cloud computing qualify Mr. Kull as a valuable member of the Board of Directors.

The Board of Directors has reviewed the independence of the directors based on the listing standards of the NYSE American. Based on this review, the Board of Directors determined that each of Grant Begley, Louisa Ingargiola, Thomas Gardner and Corbett Kull are independent within the meaning of the NYSE American. In making this determination, the Board of Directors considered the relationships that each of these non-employee directors has with the Company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence.

Board Operations

The positions of principal executive officer and chairman of the Board of Directors of the Company are held by different persons. The chairman of the Board chairs the Board and stockholder meetings and participates in preparing their agendas. Given the limited number of directors comprising the Board, the independent directors call, plan, and chairs their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

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Risk Oversight

The Board of Directors oversees a company-wide approach to risk management. The Board of Directors assists management to determine the appropriate risk level for the Company generally, assess the specific risks faced by the Company and reviews the steps taken by management to manage those risks. While the Board has ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, the Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. The Audit Committee will oversee management of enterprise risks and financial risks, as well as potential conflicts of interests. The Board of Directors is responsible for overseeing the management of risks associated with the independence of the Board of Directors.

Board of Directors Meetings for the Pre-Merger Company

Prior to the Merger, during fiscal year 2017, EnerJex’s Board consisted of four directors, James G. Miller, Richard Menchaca, Lance W. Helfert and R. Atticus Lowe. Of the four directors, Messrs. Miller, Menchaca and Helfert were independent under the NYSE American listing requirements. For the fiscal year ending December 31, 2017, the Board held ten meetings and took actions via the unanimous written consent of the Board of Directors. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. All of the Pre-Merger Company directors attended the Company’s fiscal year 2017 Annual Shareholder meeting held on April 27, 2017.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors. Each committee has a charter, which is available at the Company’s website, www.ageagle.com. Each committee member is independent under NYSE American committee independence requirements applicable to the committee on which such member serves.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, and the Company’s internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of the Company’s independent auditors, and the Company’s independent auditors report directly to the Audit Committee.

The Post-Merger Company’s current members of the Audit Committee are Louisa Ingargiola, Chair, Grant Begley, and Thomas Gardner. During the fiscal year ended December 31, 2017, Mr. Scott Burell was the Chair of the Audit Committee and resigned from the Board of Directors of the Company on November 21, 2018. Ms. Louisa Ingargiola was appointed on November 27, 2018 as a director of the Board of Directors of the Company and as the Chair of the Audit Committee to replace Mr. Burell. Each member of the Audit Committee qualifies as an independent director under the corporate governance standards of the NYSE American and the independence requirements of Rule 10A-3 of the Exchange Act. The Board of Directors has determined that Louisa Ingargiola qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the NYSE American.

The EnerJex members of the Audit Committee were Messrs. Miller and Menchaca.

Audit Committee Report

With respect to the audit of EnerJex’s financial statements for the year ended December 31, 2017, the EnerJex members of the Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

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Based on these reviews and discussions, prior to the Merger, the EnerJex Audit Committee recommended to the Board of Directors of the Pre-Merger Company that the audited financial statements be included in Company’s annual report on Form 10-K for the year ended December 31, 2017.

James Miller, Chair
Richard Menchaca

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company, approves the compensation of the chief executive officer and approves or recommends to the Board of Directors for approval the compensation of other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

The Post-Merger Company’s current members of the Compensation Committee are Grant Begley, Chairman, Louisa Ingargiola, and Thomas Gardner. Mr. Scott Burell was a member of the Compensation Committee and resigned from the Board of Directors of the Company on November 21, 2018. Ms. Louisa Ingargiola was appointed on November 27, 2018 as a director of the Board of Directors of the Company and as a member of the Compensation Committee to replace Mr. Burell’s role.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s compensation committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the structure and composition of the Board of Directors and the board committees. In addition, the Nominating and Corporate Governance Committee will be responsible for developing and recommending to the Board corporate governance guidelines applicable to the company and advising the Board on corporate governance matters.

The Post-Merger Company’s current members of the Nominating and Corporate Governance Committee are Thomas Gardner, Chairman, Louisa Ingargiola, and Grant Begley. Mr. Scott Burell was a member of the Nominating and Corporate Governance Committee and resigned from the Board of Directors of the Company on November 21, 2018. Ms. Louisa Ingargiola was appointed on November 27, 2018 as a director of the Board of Directors of the Company and as a member of the Nominating and Corporate Governance Committee to replace Mr. Burell.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Section 121(a) of the listing standards of NYSE American and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o AgEagle Aerial Systems Inc., 117 S. 4th Street, Neodesha, Kansas 66757. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

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The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, AgEagle Aerial Systems Inc., 117 S. 4th Street, Neodesha, Kansas 66757, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company. We have no reason to believe that the Pre-Merger Company’s executive officers and directors did not file such reports on a timely basis. .

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices, and their respective principal occupations or brief employment history as of the date hereof.

Name	Age	Position
Barrett Mooney	33	Chief Executive Officer
Bret Chilcott	57	Chairman of the Board and President (former Chief Executive Officer)
Nicole Fernandez-McGovern	45	Chief Financial Officer

Barrett Mooney. Mr. Mooney joined as Chief Executive Officer as of July 18, 2018. Mr. Mooney brings an extensive track record of growing agriculture and sustainability businesses. From May 1, 2017 to July 18, 2018, he served as Group Product Lead for The Climate Corporation, a subsidiary of Monsanto (recently acquired by Bayer), where he led the satellite imagery team, managed a team focused on using artificial intelligence to enhance crop yield production an introduced a new organizational structure to improve sales efficiency. Prior to The Climate Corporation, from July 1, 2012 to May 1, 2017, Mr. Mooney co-founded and was CEO and president of HydroBio, a software company that used satellite-driven image analytics to conserve water and maximize crop yields. In May 2017, he sold HydroBio to The Climate Corporation. Mr. Mooney holds a Doctor of Philosophy in Agricultural and Biological Engineering from the University of Florida. He is also a member of the American Society of Agricultural and Biological Engineers.

Bret Chilcott. Mr. Chilcott has served as a member of the Board of Directors of the Company and as President since the inception of the Company in April 2014 and had served as Chief Executive Officer from February 2016 to July 18, 2018. As of July 18, 2018, Mr. Chilcott stepped down as Chief Executive Officer and currently serves as President, Secretary and Chairman of the Board of the Directors. The path to the Company started when Mr. Chilcott established his advanced composite manufacturing company, Solutions by Chilcott, LLC, whose manufacturing processes led the way to the initial fixed wing design of the Company. Previously, Mr. Chilcott spent over 12 years with Cobalt Boats in Neodesha, Kansas, where he held a variety of positions from Director of Product Development and Engineering to Director of Sales and Marketing. In those positions, he was responsible for developing strategic product plans for the company as well as the management of regional sales managers. Prior to Cobalt Boats, Mr. Chilcott also spent a number of years working at the Cessna Aircraft Company and Snap-on Tools. It was at Snap-on Tools, acting as a national accounts manager, that Mr. Chilcott first established his blueprint for a dealer network, a model which he carried over successfully to the Company when the Company began selling its product. Mr. Chilcott graduated from Kansas Community College in 1982 with a degree in Sales and Marketing. The Company believes that Mr. Chilcott’s background and experience in composite parts manufacturing provides him with a broad familiarity of the range of issues confronting the Company in the market, which makes him a qualified member of our board.

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Nicole Fernandez-McGovern. Ms. Fernandez-McGovern has served as Chief Financial Officer since April 2016. From April 2013 to January 2016, Ms. Fernandez-McGovern served as the CEO and CFO of Trunity Holdings, Inc. (OTCQB: TNTY), where she was able to lead a successful restructuring of the company by acquiring a new compounding pharmacy business and finalizing the spin-out of the legacy educational business into a newly formed private company. From January 2011 to April 2013, Ms. Fernandez-McGovern was President of RCM Financial Consulting, a consulting firm where she provided interim accounting and financial services to small and medium sized companies. Ms. Fernandez-McGovern was also a financial manager at Elizabeth Arden, Inc. (NASDAQ: RDEN) from July 2001 to October 2010, where she was involved in all aspects of the SEC and financial reporting process. Her career began with KPMG LLP in the audit and assurance practice where she managed various large scale engagements for both public and privately held companies. Ms. Fernandez-McGovern has a Master of Business Administration with a concentration in Accounting and International Business and a Bachelor of Business Administration with a concentration in accounting, both from the University of Miami. She is also a Certified Public Accountant in the State of Florida, serves on the boards of the South Florida Chapter of Financial Executives International and Pembroke Pines Charter Schools Advisory Board and is fluent in Spanish.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation of the Post-Merger Company’s named executive officers for each of the two fiscal years in the period ended December 31, 2017.

Fiscal 2017 Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus	Stock Awards	Option Awards(3) $	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total $
Bret Chilcott(1)	2016	31,200	—	—	—	—	—	—	31,200
(Principal Executive Officer)	2017	31,200	—	—	—	—	—	—	31,200

Nicole Fernandez-McGovern(2)	2016	20,000	—	—	—	—	—	—	20,000
(Principal Financial Officer)	2017	20,000	—	—	6,339	—	—	—	26,339

(1)	Bret Chilcott served as Chief Executive Officer and President of the Company until April 18, 2018, after which he stepped down as Chief Executive Officer and now serves as President.
(2)	Nicole Fernandez-McGovern was appointed as Chief Financial Officer of the Company effective April 6, 2016.
(3)	The aggregate grant date fair value of the options awarded to each executive officer is computed in accordance with FASB ASC Topic 718 and excludes the effect of forfeiture assumptions. Also, these awards generally vest over a one period from the date of grant. The assumptions used to calculate the fair value of stock option awards are Black-Scholes option valuation model.

Employment Agreements

Barrett Mooney

Pursuant to an employment offer letter dated July 9, 2018, Mr. Mooney will receive as compensation for his services as Chief Executive Officer a base salary of $220,000 per year, which shall be subject to annual performance review by the Compensation Committee of the Board and may be revised by the Board, in its sole discretion. Mr. Mooney received an initial grant of 75,000 shares of restricted common stock of the Company which is fully vested. Mr. Mooney shall also be eligible to receive an award of 75,000 shares of restricted common stock of the Company which shall fully vest as of January 1, 2019 if, and only if, the stock price of the Company reaches $3.55 per share and the closing price per share is at or above such price at the end of the day on January 1, 2019. In addition, Mr. Mooney is eligible to receive an award of 20,000 nonqualified stock options under the Company’s 2017 Omnibus Equity Incentive Plan (the “Equity Plan”) upon securing one sustainability pilot program on or before October 31, 2018, and an additional award of 30,000 nonqualified stock options under the Equity Plan upon securing a second sustainability pilot program on or before January 31, 2019. Both awards shall provide for immediate vesting and exercisability at an exercise price equal to the fair market value of the Company’s shares of common stock underlying the options as of the date of grant. Mr. Mooney will also be eligible receive an award of up to 55,000 nonqualified stock options under the Equity Plan based upon the results of his annual performance review in the first quarter of 2019.

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Nicole Fernandez-McGovern

Ms. Fernandez earns a salary of $66,000 per year, payable in monthly installments of $5,500. As of December 31, 2017, Ms. Fernandez was owed $71,000 for deferred compensation for services rendered in 2017 and part of 2016. As part of her compensation, Ms. Fernandez also received ten-year stock options to purchase 265,033 shares of common stock at an exercise price of $0.06 per share, of which half of the options vest upon issuance and the remainder will vest equally over two years. Effective upon the closing of the Merger, Ms. Fernandez is now entitled to an annual salary of $150,000 and will be awarded additional stock options to purchase 12,500 shares of common stock on a quarterly basis at an exercise price per share equal to the market price of our common stock at the time of issuance during the term of her employment.

The Company has no other formal employment agreements with executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of named executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. However, it is possible the Company will enter into formal employment agreements with executive officers in the future.

Outstanding Equity Awards At Fiscal Year-End

Mr. Chilcott did not have any equity-based compensation outstanding at the fiscal year ended December 31, 2017.

PRE-MERGER COMPANY NAMED EXECUTIVE COMPENSATION

The following table sets forth summary compensation information for the fiscal year ended December 31, 2017, and the year ended December 31, 2016, of the Pre-Merger Company’s chief executive officer, chief financial officer and other highly compensated executive officers as of the December 31, 2017 and December 31, 2016 year end. The Pre-Merger Company did not have any other executive officers as of the end of 2017 or 2016, whose total compensation exceeded $100,000.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Louis G. Schott,	2016	—	—	—	—	—	—
Interim Chief Executive Officer and Secretary(1)	2017	75,000	—	—	—	—	75,000

Robert Schleizer,	2016	—	—	—	—	—	—
Former Chief Financial Officer(4)	2017	75,000	—	—	—	—	75,000

Robert G. Watson, Jr.,	2016	234,375	—	—	—	—	234,375
Former President, Chief Executive Officer(2)	2017	15,000	—	—	—	—	15,000

Douglas M. Wright,	2016	192,708	—	—	—	—	192,708
Former Chief Financial Officer(3)	2017	96,000	—	—	—	—	96,000

David L. Kunovic,	2016	229,167	—	—	78,907	—	297,711
Executive Vice President, Exploration(4)	2017	108,865	—	—	—	—	108,865

Kent A. Roach,	2016	229,167	—	—	—	—	297,711
Executive Vice President, Engineering(4)	2017	108,865	—	—	—	—	108,865
(1)	Mr. Schott joined EnerJex as Interim CEO on February 10, 2017 and resigned in connection with the Merger.
(2)	Mr. Watson resigned as a director and officer of EnerJex on February 10, 2017.
(3)	Resigned on February 10, 2017.
(4)	Mr. Schleizer joined EnerJex as Chief Financial Officer on August 17, 2017.
*	None of the persons above received any non-equity incentive plan compensation or change in pension value and non-qualified deferred compensation earnings during the periods presented.

Employment Agreements

Louis G. Schott —Interim Chief Executive Officer

On February 10, 2017, EnerJex entered into an employment agreement with Louis G. Schott, as interim chief executive officer of EnerJex. The employment agreement provides an annual base salary of $225,000.

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Option Exercises for Fiscal 2017 and 2016

There were no options exercised by the Pre-Merger Company’s named executive officers in fiscal years 2017 and 2016.

Grants of Plan-Based Awards in Fiscal Year 2017 and 2016

We granted to Mr. Wright an option expiring on July 31, 2017, to purchase 50,000 shares of our common stock at a cash exercise price equal to $10.50. One third of the options vest on the first anniversary of the date of grant, and the remaining options vest in twenty-four (24) equal tranches each month for the next two (2) year period. Mr. Wright’s employment with the company ended effective February 17, 2017, and therefore pursuant to the 2013 Plan he must exercise the options within three (3) months of employment termination (May 17, 2017) or forfeit them. The options were not exercised.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table lists the outstanding equity incentive awards held by the Pre- Merger Company’s Named Executive Officers as of the fiscal year ended December 31, 2017.

	Option Awards
Name and Principal Position	Fiscal Year	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

David L. Kunovic	2013	50,000	—	—	10.50	12/31/2023

Kent A. Roach	2014	39,743	10,417	—	10.50	12/31/2019

DIRECTOR COMPENSATION

For the fiscal year ended December 31, 2017, the Pre-Merger Company’s non-employee directors received no compensation.

Company 2017 Omnibus Equity Incentive Plan

The 2017 Omnibus Equity Plan is a comprehensive incentive compensation plan under which the Company can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, the Company The purpose of the Plan is to help the Company attract, motivate and retain such persons and thereby enhance shareholder value. The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares , restricted shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for incentive stock option awards). The Company has reserved a total of 2,000,000 shares of common stock for issuance as or under awards to be made under the Plan.

Types of Stock Awards

 The Plan, provides for the grant of incentive stock options and non-qualified stock options. Stock options may be granted to employees, including officers, non-employee directors and consultants of the Company or its affiliates, except that incentive stock options may be granted only to employees.

Share Reserve

The aggregate number of shares of Common Stock that have been reserved for issuance under the Plan is 2,000,000. As of the date of this Proxy Statement, there are 1,092,087 shares underlying options granted under the Plan and 907,913 shares of Common Stock available for future issuance under the Plan. If a stock option award expires, terminates, is canceled or is forfeited for any reason, the number of shares subject to the stock option award will again be available for issuance. In addition, if stock awards are settled in cash, the share reserve will be reduced by the number of shares of common stock with a value equal to the amount of the cash distributions as of the time that such amount was determined and if stock options are exercised using net exercise, the share reserve will be reduced by the gross number of shares of common stock subject to the exercised portion of the option. We also have 207,055 shares underlying options that have been granted outside of the Plan.

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Administration

The Board of Directors or a duly authorized committee thereof, has the authority to administer the Plan. Subject to the terms of the Plan, the Board of Directors or the authorized committee, referred to herein as the committee, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock option awards, including the period of exercisability and vesting schedule applicable to a stock option award. Subject to the limitations set forth below, the committee will also determine the exercise price and the types of consideration to be paid for the award. The committee has the authority to modify outstanding awards under the Plan. The committee has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan and to perform all other acts, including delegating administrative responsibilities, as it deems advisable to construe and interpret the terms and provisions of the Plan and any stock option award granted under the Plan. Decisions and interpretations or other actions by the committee are in the discretion of the committee and are final binding and conclusive on the company and all participants in the Plan.

Stock Options

Incentive stock options and non-qualified stock options are granted pursuant to stock option award agreements adopted by the committee. The committee determines the exercise price for a stock option, within the terms and conditions of the Plan, provided that the exercise price shall not be less than (i) in the case of a grant of any NQSO or an ISO to a key employee who at the time of the grant does not own stock representing more than ten percent (10%) of the total combined voting power of all classes of our stock or of any subsidiary, one hundred percent (100%) of the fair market value of a share of common stock as determined on the date the stock option award is granted; (ii) in the case of a grant of an ISO to a key employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of our stock or of any subsidiary, one hundred ten percent (110%) of the fair market value of a share of common stock, as determined on the date the stock option award is granted. The fair market value of the common stock for purposes of determining the exercise price shall be determined by the committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Code Section 422(c)(8) and 409A as applicable. Stock options granted under the Plan will become exercisable at the rate specified by the committee and may be exercisable for restricted stock, if determined by the committee.

The committee determines the term of stock options granted under the Plan, up to a maximum of ten years. The option holder’s stock option agreement shall provide the rights, if any, that such holder has to exercise the stock option at such time that such holder’s service relationship with us, or any of our affiliates, ceases for any reason, including disability, death, with or without cause, or voluntary resignation. All unvested stock option awards are forfeited if the participant's employment or service is terminated for any reason, unless our compensation committee determines otherwise.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the committee and may include (i) check, bank draft or money order, or wire transfer, (ii) if the company's common stock is publicly traded, a broker-assisted cashless exercise, or (iii) such other methods as may be approved by the committee, including without limitation, the tender of shares of our common stock previously owned by the option holder or a net exercise of the option.

Unless the committee provides otherwise, options generally are not transferable except by will, the laws of descent and distribution. The committee may provide that a non-qualified stock option may be transferred to a family member, as such term is defined under the applicable securities laws.

Tax Limitations on Incentive Stock Options

 The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as non-qualified stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

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Adjustments for Changes in Capital Structure and other Special Transactions

In the event of a stock dividend, stock split, or recapitalization, or a corporate reorganization in which we are a surviving corporation (and our shareholders prior to such transaction continue to own at least 50% of our capital stock after such transaction), including without limitation a merger, consolidation, split-up or spin-off, or a liquidation, or distribution of securities or assets other than cash dividends, the number or kinds of shares subject to the Plan or to any stock option award previously granted, and the exercise price, shall be adjusted proportionately by the committee to reflect such event.

In the event of a merger, consolidation, or other form of reorganization with or into another corporation (other than a merger, consolidation, or other form of reorganization in which we are the surviving corporation and our shareholders prior to such transaction continue to own at least 50% of the capital stock after such transaction), a sale or transfer of all or substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by us), all stock options held by any option holder shall be fully vested and exercisable by the option holder.

Furthermore, the committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of shares subject to the Plan or any option under the Plan.

Amendment, Suspension or Termination

The committee may at any time amend, suspend, or terminate any and all parts of the Plan, any stock option award granted under the Plan, or both in such respects as the committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any option holder with respect to any stock option award previously granted under the Plan without the option holder’s consent.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each Post-Merger Company named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2017.

Outstanding Equity Awards At 2017 Fiscal Year End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Bret Chilcott	—	—	—	—	—	—	—	—	—

Nicole Fernandez-McGovern	207,057	57,976	—	0.06	10/2/2027	—	—	—	—

Nicole Fernandez-McGovern	2,344	10,156	—	1.82	06/29/2023	—	—	—	—

Nicole Fernandez-McGovern	781	11,719	—	1.64	10/2/2027	—	—	—	—

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Compensation of Directors

The following table sets forth information regarding compensation of each Post-Merger Company’s independent directors for fiscal 2017.

Fiscal 2017 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Grant Begley	—	—	1,850	—	—	—	1,850

Scott Burell(1)	—	—	1,850	—	—	—	1,850

Thomas Gardner	—	—	3,831	—	—	—	3,831

Corbett Kull(2)	—	—	—	—	—	—	—

Luisa Ingargiola(3)	—	—	—	—	—	—	—

(1) Mr. Burell resigned from the board of directors on November 21, 2018.

(2) Mr. Kull joined the board of directors in July 2018.

(3) Ms. Ingargiola joined the board of directors on November 27, 2018.

Pursuant to their respective offer letters, all independent directors, except Mr. Corbett Kull, are entitled to receive for their service on the board: (1) an initial grant of five year options to purchase 77,356 shares of Common Stock as accrued for time served as a board member since 2016, at an exercise price of $0.06 per share that vested half upon issuance and the remainder is vesting equally over 2 years and (2) additional five year options to purchase 16,500 shares of Common Stock issuable per calendar quarter of service at an exercise price per share equal to the market price of our Common Stock at the time of issuance that will vest equally over two years.

Pursuant to his offer letter, Mr. Corbett Kull is entitled to receive for his service on the board: (1) an initial grant of five year options to purchase 41,250 shares of Common Stock upon appointment, which was at an exercise price of $1.77 (equal to the market price of our Common Stock on the date of grant) that will vest in equal installments every calendar quarter over a one year period, and (2) five year options to purchase 16,500 shares of Common Stock per calendar quarter of service at an exercise price per share equal to the market price of our Common Stock at the time of issuance that will vest in equal installments every calendar quarter for the two year period after date the grant.

Pursuant to her offer letter, Ms. Ingargiola is entitled to receive for her service on the board: (1) an initial grant of five year options to purchase 41,250 shares of Common Stock upon appointment, which was at an exercise price of $0.77 (equal to the market price of our Common Stock on the date of grant) that will vest in equal installments every calendar quarter over a one year period, and (2) five year options to purchase 16,500 shares of Common Stock per calendar quarter of service at an exercise price per share equal to the market price of our Common Stock at the time of issuance that will vest in equal installments every calendar quarter for the two year period after date the grant.

Certain Relationships and Related Transactions

The Company is a party to a consulting agreement dated as of March 1, 2015 with GreenBlock Capital, LLC, or GreenBlock, which beneficially owns approximately 8.33% of the Common Stock. Under the terms of the agreement, the Company agreed to issue 368,099 (post-split) shares of the Common Stock on May 1, 2015, an additional 368,099 (post-split) shares of Common Stock on January 15, 2016 and 207,055 (post-split) stock options exercisable for five years from the issuance date at an exercise price per share of $0.06 pursuant to the consulting agreement. As of December 31, 2015, no shares had been issued to the consultant. The Company recognized $1,250,000 of consulting expense during 2015 and 2016 related to the value of the shares earned, which was based on the estimated fair value of the stock as of December 31, 2015, based on the terms of a transaction which ultimately closed in February 2016, as there was no dis-incentive for non-performance. No additional expense was recorded for the nine months September 30, 2017 for the common shares granted in connection with the strategic consulting agreement executed in March 2015. During 2015, the Company recorded $69,528 of non-cash compensation expense related to the vested stock options granted to GreenBlock. The consulting agreement terminated by mutual agreement of the parties on August 31, 2016. During 2016, the Company recognized $138,802 related to the stock options. During the nine months ended September 30, 2017, the Company recognized $6,397 of additional consulting expense related to the issuance of the common stock for the stock options as a result of the modification of the exercise price of the options from $2.60 per share to $0.10 per share.

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On (i) December 15, 2016, the Company issued a promissory note with an aggregate principal amount of $30,000 to GreenBlock Capital, a related party, (ii) January 24, 2017, the Company issued a 2nd promissory note with an aggregate principal amount of $30,000 to GreenBlock, and (iii) June 14, 2017, a 3rd promissory note with an aggregate principal amount of $16,050 was issued to GreenBlock (the “Related Party Notes A”). The Related Party Notes A accrue interest at an annual rate of 2% and matured on November 6, 2017. On or about August 1, 2017, GreenBlock entered into extension and modification agreements with the Company whereby they agreed to extend the maturity date of the Related Party Notes A to February 28, 2018, and in exchange a conversion feature was added whereby the debt can be converted into the Company’s Common Stock at $2.00 per share, and amended the interest rate on the note retroactively to accrue at a rate of 8% annually.

Between the dates of March 15 and July 12, 2017 the Company issued seven new promissory notes totaling an aggregate amount of $55,000 to Bret Chilcott, who is the Company’s Chairman of the Board and President, and at the time was also the Company’s Chief Executive Officer. The promissory notes (the “Related Party Notes B”) accrue interest at an annual rate of 2% and matured on November 6, 2017. On or about August 1, 2017, Mr. Chilcott entered into extension and modification agreements with the Company whereby both parties agreed to extend the maturity date of the Related Party Notes B to February 28, 2018, and in exchange a conversion feature was added whereby the debt can be converted into the Company’s Common Stock at $2.00 per share, and amended the interest rate on the note retroactively to accrue at a rate of 8% annually.

The Company from time to time retains Thomas Gardner, its director, to provide consulting and strategic planning services for the company. Mr. Gardner has been compensated previously through the issuance of stock options. There is no formal agreement between the parties.

Policies and Procedures for Related Person Transactions

While the Company has not adopted a written related party transaction policy for the review, approval and ratification of transactions involving “related parties,” related parties are deemed to be directors and nominees for director, executive officers and immediate family members of the foregoing, as well as security holders known to beneficially own more than five percent of our common stock. The policy covers any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, in which the Company was, is or will be a participant and the amount exceeds $120,000, and in which a related party has any direct or indirect interest.  The policy is administered by the Audit Committee.

In determining whether to approve or ratify a related party transaction, the Audit Committee will consider whether or not the transaction is in, or not inconsistent with, the best interests of the appropriate company.  In making this determination, the Audit Committee is required to consider all of the relevant facts and circumstances in light of the following factors and any other factors to the extent deemed pertinent by the committee:

•	The position within or relationship of the related party with the Company;
•	The materiality of the transaction to the related party and the Company, including the dollar value of the transaction, without regard to profit or loss;
•	The business purpose for and reasonableness of the transaction, taken in the context of the alternatives available for attaining the purposes of the transaction;
•	Whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms and conditions offered generally to parties that are not related parties;
•	Whether the transaction is in the ordinary course of business and was proposed and considered in the ordinary course of business; and
•	The effect of the transaction on the business and operations, including on internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transactions.

The policy contains standing pre-approvals for certain types of transactions which, even though they may fall within the definition of a related party transaction, are deemed to be pre-approved by the Company given their nature, size and/or degree of significance to the company. These include compensation arrangements with directors and executive officers for which disclosure is required in the proxy statement and sales of products or services in the ordinary course of business.

In the event the Company inadvertently enters into a related party transaction that requires, but has not received, pre-approval under the policy, the transaction will be presented to the appropriate Board for review and ratification promptly upon discovery. In such event, the committee will consider whether such transaction should be rescinded or modified and whether any changes in our controls and procedures or other actions are needed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by telephone.

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 PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed D. Brooks and Associates CPA’s, P.A. (“D. Brooks”) as independent accountants for fiscal 2018, subject to the ratification by stockholders. Representatives of D. Brooks have been invited to attend the Annual Meeting in person or by tele-conference to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

On March 26, 2018, after the Merger, the Company engaged D. Brooks as our independent registered public accounting firm and dismissed RBSM LLP (“RBSM”), EnerJex’s auditor. D. Brooks was the independent registered public accounting firm for AgEagle Sub prior to the Merger. The decision to engage D. Brooks and to dismiss RBSM was approved by the Post-Merger Company's Audit Committee.

EnerJex Independent Accountants

The audit report of RBSM on the financial statements of EnerJex for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The reports of RBSM on Enerjex’s financial statements as of and for the years ended December 31, 2017 and 2016 contained explanatory paragraphs which noted that there was substantial doubt as to Enerjex’s ability to continue as a going concern as Enerjex has suffered recurring losses from operations, generated negative cash flows from operating activities, and has an accumulated deficit that raises doubt about its ability to continue as a going concern. For the years ended December 31, 2017 and 2016, and the subsequent period through March 26, 2018, there were no disagreements between EnerJex and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the subject matter of the disagreements in connection with its reports.   For the years ended December 31, 2017 and 2016, and the subsequent period through March 26, 2018, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

A copy of RBSM’s letter addressed to the SEC relating to the statements made by EnerJex were filed as an exhibit to the Company’s current report on Form 8-K, as amended, on March 29, 2018.

Services and Fees of EnerJex’s Independent Accountants

Aggregate fees billed to EnerJex by RBSM during the last two fiscal years were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$124,200	$—
Audit-Related Fees	—	16,500
Tax fees	—	—
All Other Fees	—	—
Total fees of our principal accountant	$124,200	$16,500

The Company’s Independent Accountants

On March 26, 2018, the Company engaged D. Brooks, as the Company’s principal accountant. D. Brooks was the independent registered public accounting firm for AgEagle Sub prior to the Merger. Accordingly, the Post-Merger Company’s Audit Committee, together with management, believed it was in the best interests of the Company to engage D. Brooks as the independent registered public accounting firm for the Company. During the year ended December 31, 2017 and the subsequent period through March 26, 2018, neither EnerJex nor anyone on its behalf consulted D. Brooks regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on EnerJex’s consolidated financial statements, and neither a written report nor oral advice was provided to EnerJex that D. Brooks concluded was an important factor considered by EnerJex in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

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Services and Fees of the Company’s Independent Accountants

Aggregate fees billed to AgEagle Sub during the last two fiscal years were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
Audit Fees		$29,000		$25,525
Audit-Related Fees		—
Tax fees		—		—
All Other Fees		—		—
Total fees of our principal accountant	$		$

Audit Fees

Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This category also includes fees for audits provided in connection with statutory filings or procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees

Audit-Related Fees include fees for services associated with assurance and reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation.

Tax Fees.

Tax fees consist of fees related to the preparation and review of our federal and state income tax returns.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves all services to be provided to us by our independent auditor. . This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our chief financial officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules. After engaging in this process, the members of the Board of Directors determine to approve or disapprove the engagement of the auditors for the proposed services..

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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OTHER INFORMATION

The Company’s 2017 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Bret Chilcott, Secretary, AgEagle Aerial Systems Inc., 117 S. 4th Street, Neodesha, Kansas 66757.

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this proxy statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. The Company will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Bret Chilcott, Secretary, AgEagle Aerial Systems Inc., 117 S. 4th Street, Neodesha, Kansas 66757, Tel: 620-325-6363. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.

Other Matters to Be Presented at the Annual Meeting

Company did not have notice, as of February 21, 2018, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by July 24, 2019. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by October 7, 2019.

By Order of the Board of Directors,

/s/ Bret Chilcott
Bret Chilcott
Chairman of the Board, President and Secretary

November 29, 2018

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
AGEAGLE AERIAL SYSTEMS INC.
TO BE HELD ON DECEMBER 28, 2018

Barrett Mooney and Nicole Fernandez-McGovern, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of the Company. that the undersigned would be entitled to vote, if personally present, at the 2018 annual meeting of stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Bret Chilcott
Grant Begley
Louisa Ingargiola
Thomas Gardner
Corbett Kull

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.	RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2018
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.